EMPLOYMENT AGREEMENT
                              --------------------

DATED:     August  1,  1998

PARTIES:     NeTTaxi  Online  Communities,  Inc., a Delaware corporation (herein the  'Employer")

Robert  A.  Rositano,  Jr.,  an  individual  (herein  the  "Employee")

RECITALS:

A. Employee desires to provide services to Employer and Employer desires to retain the services of Employee.

B. Employer and Employee desire to formalize the terms and conditions of Employee's employment with Employer.

AGREEMENT:

NOW, THEREFORE, in consideration of the Recitals and the mutual covenants set forth herein below, and as a material inducement for Employee to enter into this Employment Agreement (the "Agreement"), Employer and Employee hereby agree as follows:

Section 1.      Employment.     Employer hereby employs Employee in the capacity
----------     ------------
of Chief Executive Officer and a member of the Board of Directors (the "Board"). Employee hereby accepts such employment, upon the terms and subject to the conditions herein contained.

Section  2.      Duties.     During  the  Employee's  employment  with Employer,
-----------     --------
Employee will report directly to the Board, will be responsible for performing those duties consistent with the position of President as may from time to time may be reasonably assigned to or requested of Employee by Employer's Board. Employee shall use his reasonable efforts to perform faithfully and effectively such responsibilities. Employee shall conduct all of his activities in a manner so as to maintain and promote the business and reputation of the Employer. Employee, during his employment with Employer, will devote all of his business time, attention and skills to the business and affairs of Employer. Employee's principal place of employment during his employment with Employer shall be in Campbell, California. In the event that Employer shall change the location of its principal office, Employee shall be entitled to be reimbursed for reasonable documented relocation expenses.

Section  3.     Compensation  and  Benefits,
-----------     ----------------------------

     3.1     Annual  Salary.     Employer  shall  pay  to Employee, and Employee
             ---------------
will accept, as 'FULL compensation for any and all services rendered and to be rendered by him to Employer in all capacities during the term of his employment under this Agreement: (1) a base salary at the annual rate of $125,000 for the first year of employment hereunder, or at such higher rate as the Board shall determine, in its sole discretion ("Base Salary"), payable in accordance-'with the regular payroll practices of Employer; and (ii) the additional benefits hereinafter set forth in this Section 3.

     3.2     Annual  Bonus  and  Option
             --------------------------

     (a) Employee shall be entitled to an annual bonus in the minimum amount of Fifty Thousand Dollars ($50,000) U.S.D. (the "Minimum Bonus"), up to a maximum of the Annual Salary then payable to Employee in accordance with the terms and provisions of this Agreement, payable on the anniversary date of this Agreement, commencing August 1, 1999. Any annual bonus in excess of the Minimum Bonus shall be determined by the Board in its sole discretion based upon performance targets established by the Board at the beginning of each year of employment hereunder; and

     (b) Upon execution of this Agreement, Employer hereby grants to Employee a stock option for 175,000 shares of common stock of Employer to Employee as an inducement to Employee to enter into this Agreement, together with an option to purchase an additional 175,000 shares of common stock of Employer at the price of $0.10 per share all under the Company's Employee Stock Option PlanThe option may be exercised annually as to one-third (1/3) of such shares, if and only if Employee is in the employ of Employer. In the event Employee is not employed due to those events described in Section 5(a), 5(b), 5(d), 5(e) and 5(f), then and in such event the option may be exercisable at the time of such termination irrespective of the fact that Employee is no longer employed by Employer. The option may be exercisable at any time within five (5) years from the date of this Agreement, after which time the option shall lapse and be of no further force or effect.

     3.3     Annual  Salary  Increases.     The  Base  Salary  set forth for the
             --------------------------
Employee in Section 3.1 shall be increased by an amount equivalent to an increase of Ten Percent (10%) per annum, which increase shall be cumulative for each year. For example, in year three (3) of the Term of Employment, as defined below, the base annual salary due Employee shall be the sum of One Hundred Fifty One Thousand Two Hundred Fifty Dollars ($151,250), based upon the formula of year one base of $125,000 x 10% = $137,500; and for year two base x 10% for year three annual increase of 10% = $151,250. The Minimum Bonus or any additional bonus amount shall not be taken into consideration when determining the annual salary increases.

     3.4     Employee  Benefits.
             -------------------

     (a)     Expenses.     Employer  shall  reimburse  Employee  for expenses he
             ---------
reasonably incurs in connection with the performance of his duties (including business, travel and entertainment expenses), and all in accordance with Employer's policies with respect hereto.

     (b)     Employer Health and Welfare Plans.     Employee will be entitled to
             ----------------------------------
participate in such Employee benefit plans and programs as Employer may from time to time offer or provide to Employees of Employer, including, but not limited to, participation in life insurance, health and accident, medical and dental, disability and retirement plans and programs.

     (c)     Vacation.     Employee  shall  be  eligible  for three (3) weeks of
             ---------
paid vacation leave per year after the first year of employment, and thereafter four (4) weeks per annum.

     (d)     Automobile.     Employer shall pay to Employee, or to an automobile
             -----------
leasing company chosen by Employee, a car allowance not to exceed the sum of Six Hundred Dollars ($600) per month, payable monthly, commencing on the first calendar month of each month after the effective date of this Agreement. In addition, Employer shall pay all insurance costs and repair costs for the vehicle leased by Employee within 30 days after receipt of bills or statements reflecting such expenditures.

Section  4.     Employment Term.     Employee' s employment by Employer pursuant
-----------     ----------------
to this Agreement shall commence on the date of this Agreement and will continue until the day:.prior to the fourth anniversary of the date of this Agreement (the "Initial Term"). Thereafter, this Agreement shall be automatically renewed for successive one year periods commencing on August 1st of each subsequent year (the Initial Term, together with any subsequent employment period being referred to herein as the "Employment Term"); provided, however, that either party may elect to terminate this Agreement as of July 31, 2001 or as of any subsequent July 31st (a "Renewal Termination Date"), by written notice to such effect delivered to the other party at least 90 days prior to the Renewal Termination Date.

Section  5.     Termination  of  Employment.
-----------     ----------------------------

     5.1     Events of Termination.     Employee's employment with Employer will
             ----------------------
terminate  upon  the  occurrence  of  any  one  or more of the following events:

     (a)     Death.     In  the event of Employee's death, Employee's employment
             ------
will  terminate  on  the  date  of  death.

     (b)     Disability.     In  the  event  of  Employee's  Disability  (as
             -----------
hereinafter defined), Employer will have the option to terminate Employee's employment by giving a notice of termination to Employee. The notice of termination shall specify the date of termination, which date shall not be earlier than thirty (30) days after the notice of termination is given. For purposes of this Agreement, "Disability" means the 'inability of Employee to substantially perform his duties hereunder for 180 days out of 365 consecutive days as a result of a physical or mental illness, all as determined in good faith by the Board.

     (c)     Termination by Employer for Cause.     Employer may, at its option,
             ----------------------------------
terminate Employee's employment for "Cause" based on objective factors determined in good faith by a majority of the Board by giving a Notice of Termination to Employee specifying the reasons for termination and if Employee shall fail to cure same within ten (10) days of his receiving the Notice of Termination his Employment shall terminate at the end of such ten (10) day period; provided, that in the event the Board in good faith determines that the underlying reasons giving rise to such determination cannot be cured, then said cure period shall not apply and Employee's employment shall terminate on the date of Employee's receipt of the Notice of Termination. "Cause" shall mean: (a) Employee's conviction of, guilty or no contest plea to, or confession of guilt to, a felony; (ii) a willful act by Employee which constitutes gross misconduct and which is materially injurious to Employer; (iii) a willful and material failure by Employee to substantially perform his duties, other than a failure resulting from a Disability as defined in Section 5.1 (b) hereof; (iv) violation by Employee of Section 7.4 of this Agreement; or (v) except as may be permitted herein, disclosure of material Confidential Information (as defined in Section
7.1  hereof)  without  the  prior  written  consent  of  Employer.

     (d)     Without  Cause  by  Employer.     Employer  may,  at  its  option,
             -----------------------------
terminate Employee's employment for any reason whatsoever (other than for the reasons set forth above in Subsection (c) above) by giving a notice of termination to Employee, and Employee's employment shall terminate on the later of the date the notice of termination is given or the date set forth in such notice of termination. At the time of such termination without cause, Employer shall pay to Employee, without offset, termination standard and consistent withholdings as required by governmental taxing authorities pertaining to wages, all benefits reasonably calculated to be due Employee, including but not limited to: (i) base annual salary commutatively for the remainder of the entire Employment Term; (H) Minimum Bonus, plus any pro rata bonus in excess of the Minimum Bonus, as determined by the date of such termination; (Iii) pre-payment of all automobile allowance for the remaining period of the Employment Term, together with insurance premiums based upon the initial cost of automobile insurance as existed in the immediately preceding calendar year prior to such termination of the Employment Term; and (iv) continued coverage for life, health and disability Insurance for the remainder of the Employment Term. All such sums due Employee shall be paid in a lump sum within three (3) calendar days of such termination, excepting that the continuation of Employee in any Employment Benefit Plan shall continue to be paid monthly or other periodic payment period as other employees of Employer throughout the natural expiration of the Employment Term. Notwithstanding the foregoing, the severance provision, provided in subsection (d) immediately below, shall supersede the foregoing termination provisions of this subsection based upon a change of control of the Employer based upon a takeover of 'the Employer through a change of control of the company.

     (e)     Severance  Based  upon Chance of Control.     In the event Employer
             -----------------------------------------
enters into an agreement with another person or entity, the effect of which is to change the control of the Employer as of the date of entry into this Agreement and in which event there is any charge in the provisions of this Agreement or the benefits due the Employee by virtue of this Agreement, then and in such event, Employee shall be exclusively entitled to terminate this Agreement, and in such event, Employer shall pay to employee a severance payment equal] to three (3) years of annual benefits to be realized by Employee in accord with the terms of this Agreement, payable in one lump sum, as if no change of control were to have occurred. In other words, ail base income, incentive income, deferred compensation, stock options and warrants (deemed immediately vested), and health and welfare benefits will be paid to Employee in one lump sum effective upon the change of control of Employer. In the event of any delayed benefits owed to Employee hereunder are accelerated based upon the provisions of this subparagraph (e), Employer shall pay same to Employee on an accelerated basis, without discount for current payment accorded the amount of such payment.

     For purposes of this subparagraph (e), the term "change of control" shall mean: (i) any change of equity such that more than fifty percent (50%) of the issued and outstanding shares are transferred to a third party; (H) or debt ownership, including but not limited to conversion rights of debt to equity of the Employer such that more than fifty percent (50%) of the issued and outstanding shares are transferred to a third party, or (iii) a sale of substantially all of Employees assets, defined herein as Seventy Percent (70%) or greater of the Employees gross assets.

     (f)     Employees  Material  Breach.     Employee  may,  at  his  option,
             ----------------------------
terminate Employee's employment upon Employees material breach of this Agreement by giving Employer written notice of such breach (which notice will identify the manner in which Employer has materially breached this Agreement) and if such breach is not cured within thirty (30) days of employer receiving such written notice, Employee's employment shall terminate at the end of such thirty (30) day period. Employer's "Material Breach" of this Agreement shall mean- (i) the failure of Employer to pay Base Salary or additional compensation hereunder in accordance with this Agreement; (ii) the assignment to Employee without Employee's consent of duties substantially inconsistent with his duties as set forth in Section 2 hereof; or (iii) the relocation of Employer's principal offices to a geographic location other than in the northern California vicinity. In the event of Employees breach, the amounts due Employee would be equivalent to those benefits set forth in Paragraph 5.1 (e).

     (g)     Certain Obligations of Employer Following Termination of Employee's
             -------------------------------------------------------------------
Employment.     Following  the  termination  of  Employee's employment under the
-----------
circumstances described below, Employer will pay to Employee in accordance with its regular payroll practices the following compensation and provide the following benefits in full satisfaction and final settlement of any and all claims and demands that Employee now has or hereafter may have hereunder against Employer under this Agreement:

     (i)     Death;  Disability.     In  the event that Employee's employment is
             -------------------
terminated by reason of Employee's death or Disability, Employee or his estate, as the case may be, shall be entitled to the following payments:

     (1)     Base  Salary  through the date Employee's employment is terminated.

     (2) Any additional compensation, pro rated to the date of death of Employee or the date of termination due to Employee's Disability; and Employer shall pay to Employee or his estate, as the case may be, the amounts and shall provide all benefits generally available under the employee benefit plans, and the policies and practices of Employer, determined in accordance with the applicable terms and provisions of such plans, policies and practices, in each case, as accrued to the date of termination or otherwise payable as a consequence of Employee's death or disability.

     (ii)     Termination  by  Employer  for  Cause.     In the event Employee's
              --------------------------------------
employment is terminated by Employer pursuant to Section 5.1 (c) hereof, Employee shall be entitled to no further compensation or other benefits under this Agreement except as to that portion of any unpaid Base Salary, Minimum Bonus, and other benefits accrued and earned by him hereunder up, to and including the effective date of such termination.

     (iii)     Nature  of  Payments.     All  amounts  to be paid by Employer to
               ---------------------
Employee pursuant to this Section 5 shall be considered by the parties to be severance payments. In the event such payments are treated as damages, it is expressly acknowledged by the parties that damages to Employee for termination of employment would be difficult to ascertain and the above amounts are reasonable estimates 'thereof.

Section  6.     Duties  Upon  Termination.     Upon  termination  of  Employee's
-----------     --------------------------
employment  with Employer pursuant to Sections 5.1 (a), 5.1 (b), 5.1 (d) and 5.1
(f) hereof, or upon expiration of the Employment Term, Employee will be released from any duties and obligations hereunder; and, in the event of termination of Employee's Pmn1nvmPnt pursuant to Sections 5.1(c) and 5.1(e) hereof, the obligations of Employer to

     7.1     Confidential  Information  Defined.     "Confidential  Information"
             -----------------------------------
means any and all information (oral or written) relating to Employer or any person controlling, controlled by, or under common control with Employer or any of their respective activities, including, but not limited to, information relating to: discoveries, innovations, software, patents, patent applications, know how, secret processes, research, test procedures and results, machinery, and equipment; manufacturing processes; financial information; products; identify and description of materials and services used; purchasing; costs; pricing; customers and prospects; advertising, promotion and marketing; trademarks and trademark registrations; copyrights and copyright registrations; and information pertaining to any governmental investigation, except such information which can be shown by Employee to be generally known in the industry or in the public domain (such information not being deemed to be in the public domain merely because it is embraced by more general information which is in the public domain).

     7.2     Non-Disclosure of Confidential Information.     Employee shall not,
             -------------------------------------------
at any time (other than as may be required or appropriate in connection with the performance by him of his duties hereunder) directly or indirectly, use, communicate, disclose or disseminate any Confidential Information in any manner whatsoever (except as may be required under legal process by subpoena or other court order; provided, that Employee will take reasonable steps to give Employer sufficient prior written notice in order to contest such requirement or order).

     7.3     Certain  Activities.     Employee  shall  not  while  employed  by
             --------------------
Employer and for a period of two years thereafter, directly or indirectly, hire, offer to hire, entice away or in any other manner persuade or attempt to persuade any officer, employee, agent, lessor, lessee, licensor, licensee, customer, prospective customer, supplier or shareholder or perspective shareholder of Employer to discontinue or alter his, her or its relationship with Employer.

     7.4     Covenant  Not  to Compete.     During the Employee's employment and
             --------------------------
for a period of one year after the termination of Employee's employment, Employee will not directly or indirectly engage in competition with Employer by being associated with any competitor of Employer that sells or offers to sell any products or services which compete with the products or services offered or sold by Employer or being developed by Employer for sale at the time of termination of Employee, or induce or attempt to induce, directly or indirectly, any then potential customer contemplating doing business with Employer to not commence doing business, or any current customer of Employer to cease doing business, in whole or in part, with Employer or solicit business of any such customer for any products or services of any competitor of Employer which compete with the products or services offered or sold by Employer or being developed by Employer for sale at the time of termination of Employee

     7.5     Injunctive  Relief.     Employee  acknowledges and agrees that: (a)
             -------------------
Employer wilt be irreparably injured in the event of a breach by Employee of any of his obligations under this Section 7; (b) monetary damages will not be an adequate remedy for any such breach; (c) Employer will be entitled to injunctive relief, in addition to any other remedy which it may have, in the event of any such breach, including, but not limited to, termination of Employee's employment for Cause; and (d) the existence of any claims which Employee may have against Employer, whether under this Agreement or otherwise, will not be a defense to the enforcement by Employer of any of its rights under this Section 7.

     7.6     Non-Exclusivity  and Survival.     The covenants and obligations of
             ------------------------------
Employee contained in this Section 7 are in addition to, and not in lieu of, any covenants and obligations which Employee may have with respect to the subject matter hereof, whether by contract, as a matter of law or otherwise, and such covenants and obligations, and their enforceability, will survive any termination of Employee's employment by either party and any investigation made with respect to the breach thereof by Employer at any time.

Section  B.  Registration  Rants.
---------------------------------

8.1     Company  Registration.

     (a)  Notice  of  Registration.     If  at any time or from time to time the
          -------------------------
Company shall determine to register any of its securities, either for its own account or the account of a security holder or holders, other than a registration relating solely to employee benefit plans or a registration relating solely to a Commission Rule 145 transaction, the Company will:

(i)     Promptly  give  to  each  Holder  written  notice  thereof,  and

     (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, ail the Registrable Securities specified in a written request or requests, made within 20 days after receipt of such written notice from the Company, by any Holder.

     (b)     Underwriting.     If  the  registration  of which the Company gives
             -------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as part of the written notice given pursuant to Section 8.1 (a)(i). In such event the right of any Holder to registration pursuant to this Section 3.6 shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and any other shareholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this Section 8.1, if the Managing underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the managing underwriter may limit the Registrable Securities to be included in such registration. The Company shall so advise all Holders' and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders at the time of Filing the registration Statement. To facilitate the allocation of shares in accordance with the above provisions, the Company may round the number of shares allocated to any Holder or other shareholder to the nearest 100 shares. If any Holder or other shareholder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the managing underwriter. Any securities excluded or withdrawn from such underwriting shall be withdrawn from such registration, and shall not be transferred in a public distribution prior to 90 days after the effective date of the registration statement relating thereto, or such other shorter period of time as the underwriters may require. The Company may include shares of Common Stock held by shareholders other than Holders in a registration statement pursuant to this
Section 8.6, and to the extent that, the amount of Registrable Securities otherwise includable in such registration statement would not thereby be diminished.

     (c)     Right  to  Terminate  Registration.     The  Company shall have the
             -----------------------------------
right  to  terminate  or  withdraw  any  registration initiated by it under this
Section 8.1(c) prior to the effectiveness of such registration whether or not any Holder has elected to include securities in such registration.

Section  9.  Miscellaneous  Provisions.

     9.1     Severability.     If  in  any  jurisdiction  any  term or provision
             -------------
hereof is determined to be invalid or ' unenforceable; (a) the remaining terms and provisions hereof shall be unimpaired; (b) any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and (c) "he Invalid or unenforceable term or provision shall, for purposes of such jurisdiction, be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

     9.2     Execution  in  Counterparts.     This  Agreement may be executed in
             ----------------------------
one or more counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement (and all signatures need not appear on any one counterpart), and this Agreement shall become effective when one or more counterparts has been signed by each of the parties hereto and delivered to each of the other parties hereto.

     9.3     Notices.     All  notices,  requests,  demands  and  other
             --------
communications hereunder shall be in writing and shall be deemed duly given when delivered by hand, or when delivered if mailed by registered or certified mail or private courier service, postage prepaid, return receipt requested or via far-simile (with written confirmation of receipt) as follows:

If  to  Employer,  to:     NeTTaxi  Online  Communities,  Inc.
     2165  South  Bascom  Avenue
     Campbell,  CA  95008
     Attn:  Robert  Rositano,  Jr.,  President
     TeIefax,  No.:  408.879.9907
Copy  to:     John  Holt  Smith,  Esq.
     Inman  Steinberg  Nye  &  Stone
     1925  Century  Park  East  #1600
     Los  Angeles,  California  90067
     Telefax  No.:  310.286.1816
If  to  Employee,  to:     Mr.  Robert  A-  Rositano,  Jr.
     2165  South  Bascom  Avenue
     Campbell,  CA  95008
     Telefax  No.:  408.879.9907

or to other such address(es) as a party hereto shall have designated by like notice to the other parties hereto.

     9.4     Amendment.     No  provision  of  this  Agreement  may be modified,
             ----------
amended, waived or discharged in any manner except by a written instrument executed by Employer and Employee.

     9.5     Entire  Agreement     This  Agreement  constitutes  the  entire
             -----------------
agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties hereto, oral or written, with respect to the subject matter hereof.

     9.6     Applicable  Law.     This  Agreement  shall  be  governed  by  and
             ----------------
construed in accordance with the laws of the State of California applicable to contracts made and to be wholly performed therein without regard to its conflicts or choice of law provisions.

     9.7     Heading.     The headings contained herein are for the sole purpose
             --------
of convenience of reference, and, shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

     9.8     Binding  Effect:  Successors  and  Assigns.     Employee  may  not
             -------------------------------------------
delegate his duties or assign his rights hereunder. This Agreement will inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives, successors and permitted assigns.

     9.9     Waiver.     The failure of either of the parties hereto at any time
             -------
to enforce any of the provisions of this Agreement shall not be deemed or construed to be a waiver of any such provision, nor to in any way affect the validity of this Agreement or any provision hereof, or the right of either of the parties hereto to thereafter enforce each and every provision of this Agreement. No waiver of any breach of any of the provisions of this Agreement shall be effective unless set forth in a written instrument executed by the party against whom or which enforcement of such waiver is sought, and no waiver of any such breach shall be construed or deemed to be a waiver of any other or subsequent breach.

     9.10     Representations  and  Warranties.     Employee and Employer hereby
              ---------------------------------
represent and warrant to the other that: (a) he or it has full power, authority and capacity to execute and deliver this Agreement, and to perform his or 'its obligations hereunder-, (b) such execution, delivery and performance will not, and with the giving of notice or lapse of time or both would not, result in the breach of any agreements or other obligations to which he or it is a party or he or it is otherwise bound; and (c) this Agreement is his or its valid and binding obligation in accordance with its terms. Employer represents that it will purchase directors' and officers' liability insurance covering Employee in such amounts as reasonably determined by the Board and consistent with the amounts purchased for other Employee officers of the Company.

     9.11     Enforcement.     If  any  party institutes legal action to enforce
              ------------
or interpret the terms and conditions of this Agreement, the prevailing party shall be awarded reasonable attorneys' fees at all trial

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and  appellate  levels,  and  the expenses and costs incurred by such prevailing party  in  connection  therewith.

     9.12     Arbitration.     Except  as  provided  in  Section  7.5 hereof any
              ------------
dispute arising out of this Agreement, including but not limited to the determination by the Board of a termination for Cause pursuant to Section 5 hereof or in respect of the branch hereof shall be resolved under the following procedures. The burden of proof for demonstrating cause shall be on Employer. The party claiming to be aggrieved shall furnish to the other party a written statement of the grievance and the relief requested and proposed. If the other party does not agree to furnish the relief requested or proposed, or otherwise does not satisfy the demand of the party claiming to be aggrieved, the parties shall submit the dispute to non-binding mediation before a mediator to be jointly selected by the parties. Employer shall pay the cost of the meditation. If the mediation does not produce a resolution of the dispute, the par-ties agree that the dispute shall be resolved by final and blinding arbitration before an arbitrator mutually selected by the parties or, if no agreement is reached, then under the Expedited Labor Arbitration Rules of the American Arbitration Association, except that the arbitrator shall be selected by alternately striking names from a panel of five (5) neutral labor or employment arbitrators designated by the American Arbitration Association, The arbitrator shall have the authority to grant any relief authorized by law. The arbitrator shall not have the authority to modify, change or refuse to enforce the terms of this Agreement. In addition, the arbitrator shall not have the authority to require Employer to change any lawful policy or benefit plan. The hearing shall be transcribed. Employer shall bear the costs of arbitration if Employee prevails. If Employer prevails, Employee will pay half the cost of arbitration or ' $500, whichever is less. Each party shall beer his or its own legal fees. Arbitration shall bear the exclusive final remedy for any dispute between the parties; provided, however, that nothing in this Section 5.12 shall limit the right of Employer to go to court to obtain injunctive relief for violation of
Section 7 hereof. The parties further agree that no dispute shall be submitted to arbitration where the party claiming to be aggrieved has not provided the, other party with a written statement of the grievance and first sought mediation.

     9.13     Continuing  Effect.     Where  the  context  of  this  Agreement
              -------------------
requires, the respective rights and obligations of the parties shall survive any termination or expiration of the term of this Agreement.

     9.14     Expenses.     Each  part/  to this Agreement agrees to bear his or
              ---------
its own expenses in connection with the negotiation and execution of this Agreement.

IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

NETTAXI  ONLINE  COMMUNITIES,  INC.

By  /S/  ROBERT A. ROSITANO, Jr.
   -----------------------------------
Name     ROBERT A. ROSITANO, Jr.
   -----------------------------------
Title    CEO
   -----------------------------------

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